Exhibit 12.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Joseph R. Concini, Chief Financial Officer of Millar Western Forest Products Ltd. (the “Company”), certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)	the Company’s annual report on Form 20-F for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 20, 2003

/s/ Joseph R. Concini Joseph R. Concini Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to Millar Western Forest Products Ltd. and will be retained by Millar Western Forest Products Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.